SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant   [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            Research Engineers, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]   No fee required
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

            ---------------------------------------------------

      (2)   Aggregate number of securities to which transaction applies:

            ---------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            ---------------------------------------------------

      (4)   Proposed maximum aggregate value of transaction:

            ----------------------------------------------------

      (5)   Total fee paid:

            ----------------------------------------------------

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

            -----------------------------------------------------

      (2)   Form, Schedule or Registration Statement No.:

            -----------------------------------------------------

      (3)   Filing Party:

            -----------------------------------------------------

      (4)   Date Filed:

            -----------------------------------------------------

                            RESEARCH ENGINEERS, INC.
                            22700 Savi Ranch Parkway
                          Yorba Linda, California 92887






                                                                October 13, 1999



To Our Stockholders:

      You are cordially invited to attend the 1999 Annual Meeting of Stockholders of Research Engineers, Inc. ("Company") which will be held at 10:00 a.m. on November 16, 1999, at the Company's executive offices located at 22700 Savi Ranch Parkway, Yorba Linda, California 92887 ("Annual Meeting"). All holders of the Company's outstanding common stock as of September 24, 1999 are entitled to vote at the Annual Meeting.

      Enclosed is a copy of the Notice of Annual Meeting of Stockholders, proxy statement and proxy card. A current report on the business operations of the Company will be presented at the meeting, and stockholders will have an opportunity to ask questions.

      We hope you will be able to attend the Annual Meeting. Whether or not you expect to attend, it is important you complete, sign, date and return the proxy card in the enclosed envelope in order to make certain that your shares will be represented at the Annual Meeting.

                                   Sincerely,



                                   Amrit K. Das
                                   Chief Executive Officer

                            RESEARCH ENGINEERS, INC.
                            22700 Savi Ranch Parkway
                          Yorba Linda, California 92887



                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          To Be Held November 16, 1999


      NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Stockholders of Research Engineers, Inc., a Delaware corporation ("Company"), will be held at 10:00 a.m. local time, on November 16, 1999, at the Company's executive offices located at 22700 Savi Ranch Parkway, Yorba Linda, California 92887 ("Annual Meeting") for the following purposes:

      1. To elect five directors to the Board of Directors;

      2. To approve the selection of KPMG LLP, independent auditors, to audit the consolidated financial statements of the Company for the fiscal year beginning April 1, 1999; and

      3. To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

      The Board of Directors has fixed the close of business on September 24, 1999, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and all adjourned meetings thereof.

                                              By Order of the Board of Directors



                                              Amrit K. Das
                                              Chief Executive Officer

Dated: October 13, 1999

PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE RETURN ENVELOPE FURNISHED FOR THAT PURPOSE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT.

                            RESEARCH ENGINEERS, INC.
                            22700 Savi Ranch Parkway
                          Yorba Linda, California 92887


                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                          To Be Held November 16, 1999



                                VOTING AND PROXY

      This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Research Engineers, Inc. (the "Company") for use at the 1999 Annual Meeting of Stockholders to be held at 10:00 a.m., local time, on November 16, 1999, at the Company's executive offices located at 22700 Savi Ranch Parkway, Yorba Linda, California 92887 (the "Annual Meeting"), and at any adjournments thereof. When such proxy is properly executed and returned, the shares it represents will be voted in accordance with any directions noted thereon. If no specification is indicated, the shares will be voted "FOR" the election as directors of the five nominees listed thereon. Any stockholder giving a proxy has the power to revoke it at any time before it is voted by written notice to the Secretary of the Company, by issuance of a subsequent proxy or by voting at the Annual Meeting in person.

      At the close of business on September 24, 1999, the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting, the Company had issued and outstanding 5,938,531 shares of Common Stock, $.01 par value per share ("Common Stock"). Each share of Common Stock entitles the holder of record thereof to one vote on any matter coming before the Annual Meeting. Only stockholders of record at the close of business on September 24, 1999 are entitled to notice of and to vote at the Annual Meeting or at any adjournments thereof.

      Under Delaware law and the Company's Bylaws, a majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum at a meeting of stockholders. Generally, if a quorum is present, the affirmative vote of a majority of the shares represented and voting on any matter will constitute the act of the stockholders provided the number of shares voting in favor of any proposal equals at least a majority of the quorum. Although abstentions and "broker non-votes" are not counted either "for" or "against" any proposals, if the number of abstentions or "broker non-votes" results in the votes "for" a proposal not equaling at least a majority of the quorum required for the meeting, the proposal will not be approved. This will be the case even though the number of votes "for" the proposal exceeds the votes "against" the proposal.

      The Company  will pay the  expenses of  soliciting  proxies for the Annual
Meeting, including the cost of preparing, assembling and mailing the proxy solicitation materials. Proxies may be solicited personally, or by mail or by telephone, by directors, officers and regular employees of the Company who will not be additionally compensated therefor. It is anticipated that this proxy statement and accompanying proxy card will be mailed on or about October 13, 1999 to all stockholders entitled to vote at the Annual Meeting.

      The matters to be considered and acted upon at the Annual Meeting are referred to in the preceding notice and are more fully discussed below.

                              ELECTION OF DIRECTORS
                                  (Proposal 1)

      Directors are elected annually and hold office until the next annual meeting of stockholders or until their respective successors are elected and qualify. It is intended that the proxies solicited by the Board of Directors will be voted for election of the five nominees listed below unless a contrary instruction is made on the proxy. If for any reason one or more of these nominees should be unavailable as a candidate for director, an event which is not anticipated, the person named in the accompanying proxy will vote for another candidate or candidates nominated by the Board of Directors. All of the nominees for director are, at present, directors of the Company.

      The following table sets forth certain information with respect to (i) each nominee for director of the Company, (ii) the named executive officers in the Summary Compensation Table on page 7 and (iii) all director nominees and executive officers of the Company as a group at September 24, 1999, including the number of shares of Common Stock beneficially owned by each of them. The persons named hold sole voting and investment power with respect to the shares shown opposite their respective names, unless otherwise indicated. The information with respect to each person specified is as supplied or confirmed by such person or based upon statements filed with the Securities and Exchange Commission ("SEC").

                                                 Amount and Nature    Percent of
                                                   of Beneficial       Class of
      Name or                     Director         Ownership of         Common
Identity of Group(1)     Age       Since          Common Stock(1)       Stock
--------------------     ---       -----          ---------------       -----
Amrit K. Das(2)(3)        54        1981              1,298,092         21.8%

Jyoti Chatterjee(2)(4)    43        1990                186,312          3.1%

Dan W. Heil(5)            66        1990                102,621          1.7%

Bruce E. Cummings(6)      50        1996                  8,333            *

Santanu Das(7)            26        1996              1,325,784         22.1%

Clara Young (2)(8)        44          -                  39,519            *

Wayne Blair (2)(9)        59          -                  26,667            *

All Director Nominees and                             2,987,328         48.8%
Executive Officers of the
Company as a Group
(7 persons)(10)

---------------

*    Less than 1%.
(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. Shares of Common Stock subject to options currently exercisable, or exercisable within 60 days after September 24, 1999, are deemed to be outstanding in calculating the percentage ownership of a person or group but are not deemed to be outstanding as to any other person or group.
(2) Executive officer of the Company.
(3) Includes 1,279,759 shares of Common Stock held by the A. and P. Das Living Trust and 18,333 shares of Common Stock underlying options which are exercisable as of September 24, 1999 or within 60 days after such date. Does not include 931,462 shares of Common Stock held by Mr. Das' daughter, Sormistha Das, or 1,325,784 shares of Common Stock beneficially held by Mr. Das' son, Santanu Das. Mr. Das disclaims beneficial ownership of the shares of Common Stock held by Sormistha Das and Santanu Das.
(4) Includes 53,667 shares of Common Stock underlying options which are exercisable as of September 24, 1999 or within 60 days after such date.
(5) Includes 8,333 shares of Common Stock underlying options which are exercisable as of September 24, 1999 or within 60 days after such date.
(6) Represents 8,333 shares of Common Stock underlying options which are exercisable as of September 24, 1999 or within 60 days after such date.
(7) Includes 48,334 shares of Common Stock underlying options which are exercisable as of September 24, 1999 or within 60 days after such date. Mr. Das is the son of Amrit Das, the Company's Chief Executive Officer.
(8) Includes 21,833 shares of Common Stock underlying options which are exercisable as of September 24, 1999 or within 60 days after such date.
(9) Represents 26,667 shares of Common Stock underlying options which are exercisable as of September 24, 1999 or within 60 days after such date.
(10)Includes 185,500 shares of Common Stock underlying options which are exercisable as of September 24, 1999 or within 60 days after such date.

Business Experience

     Amrit K. Das is the founder of the Company and has served as its Chief Executive Officer and as a Director since its inception in 1981. Mr. Das also served as President of the Company since its inception until March 15, 1999. Mr. Das holds a B.S. in Civil/Structural Engineering from Calcutta University, India and an M.S. in Structural Engineering from the University of South Carolina.

      Jyoti Chatterjee has served as the Company's President and Chief Operating Officer since March 15, 1999 and prior to that he served as its Executive Vice President, Chief Operating Officer and as a Director since April 1990. Prior to that Mr. Chatterjee served as Chief Consulting Engineer for the Company from 1985 to 1990. Mr. Chatterjee holds a B.S. in Structural Engineering from the
Indian Institute of Technology and an M.S. in Structural Engineering from the University of Pennsylvania.

      Dan W. Heil has served as a Director of the Company since 1990. Mr. Heil has been the President and Chief Executive Officer of Willdan Associates, an engineering and planning company since its founding in 1965. Mr. Heil holds a B.S. in Civil Engineering from Stanford University.

      Bruce E. Cummings has served as a Director of the Company since 1996. Mr. Cummings is the Principal of Bruce Cummings Associates, management and marketing consultants. Prior to that, Mr. Cummings was the President and Chief Executive Officer of Portrait Display Labs, Inc., a manufacturer of special purpose computer monitors that he co-founded, from 1992 to June 1997. From January 1991 to July 1992, Mr. Cummings was Vice President of Corporate Marketing for Macromedia. Mr. Cummings is currently a member of the Advisory Board for Europe Direct, the European Direct Marketing Conference. Mr. Cummings holds a B.S. in Marketing from California State University at Long Beach.

      Santanu Das has served as Vice President, New Technology since July 31, 1999. Prior to that he served as Manager of New Technology of the Company since May 1997 and as a Director since September 1996. Prior to that Mr. Das served as a Senior Engineering Analyst for the Company from 1991 to April 1997. Mr. Das holds a B.S. in Structural Engineering from the University of Southern California and an M.S. in Structural Engineering from the Massachusetts Institute of Technology. Santanu Das is the son of Amrit Das, the Company's Chief Executive Officer.

      Clara Young has served as Vice President Administration of the Company since December 1987. Prior to that Ms. Young served as program analyst with The Technical Group, Inc. from December 1982 to December 1987. Ms. Young holds a B.S. in Computer Science from California State University, Fullerton.

      Wayne L. Blair has served as the Company's Chief Financial Officer, Treasurer and Secretary since September 1997. Prior to that Mr. Blair was the Chief Financial Officer for National Electronics Corporation from 1994 to 1997. From 1992 to 1994, Mr. Blair was the Chief Financial Officer for Satellite Technology (currently STM Wireless, Inc.). Mr. Blair holds a B.S. in Accounting from California State University, Long Beach.

      All directors hold office until the next annual stockholders' meeting or until their respective successors are elected or until their earlier death, resignation or removal. Officers are appointed by, and serve at the discretion of, the Board of Directors.

Board of Directors Meetings

      The Board of Directors of the Company held one meeting during the fiscal year ended March 31, 1999, and took action by unanimous written consent on seven occasions.

Committees

      The Board of Directors has established an Audit Committee, a Compensation Committee and a Stock Option Committee. The Board of Directors has no nominating committee. Selection of nominees for the Board of Directors is made by the entire Board of Directors.

      The Audit Committee makes recommendations to the Board of Directors regarding the selection of independent auditors, reviews the results and scope of the audit and other services provided by the Company's independent auditors, reviews the Company's financial statements for each interim period, and reviews and evaluates the Company's internal audit and control functions. The Audit Committee currently consists of Bruce Cummings and Dan Heil. The Audit Committee held one meeting during the fiscal year ended March 31, 1999.

      The Compensation Committee makes recommendations to the Board of Directors concerning salaries and incentive compensation for employees and consultants of the Company. The Compensation Committee currently consists of Amrit Das and Dan Heil. The Compensation Committee held no meetings during the fiscal year ended March 31, 1999.

      The Stock Option Committee selects the persons entitled to receive options under the Company's Stock Option Plan and establishes the number of shares, exercise price, vesting period and other terms of the options granted under the Stock Option Plan. The Stock Option Committee consists of Amrit Das and Dan Heil. The Stock Option Committee took action by unanimous written consent on one occasion during the fiscal year ended March 31, 1999.

Directors' Compensation

      The Company's directors do not currently receive any cash compensation for service on the Board of Directors or any committee thereof, but directors may be reimbursed for certain expenses in connection with attendance at Board of Directors and committee meetings.

Compliance with Beneficial Ownership Reporting Rules

      Section 16(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), requires the Company's executive officers and directors, and persons who beneficially own more than 10% of a registered class of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("Commission"). Such officers, directors and stockholders are required by Commission regulations to furnish the Company with copies of all such reports that they file.

      Based solely upon a review of copies of such reports furnished to the Company during its fiscal year ended March 31, 1999 and thereafter, or any written representations received by the Company from a director, officer or beneficial owner of more than 10% of the Company's Common Stock ("reporting persons") that no other reports were required, the Company believes that, during the Company's 1999 fiscal year, all Section 16(a) filing requirements applicable to the Company's reporting persons were complied with except that Amrit Das, who is a director and the Chief Executive Officer of the Company, and Santanu Das, who is a director of the Company, filed late Form 4s in January 1999 disclosing their respective purchases of 3,000 shares and 2,000 shares of the Company's Common Stock in September 1998.

Employment Agreements

      As of May 1, 1996, the Company entered into five-year employment agreements with each of Amrit Das, Jyoti Chatterjee and Clara Young. Those agreements provide that Mr. Das, Mr. Chatterjee and Ms. Young will receive minimum base annual salaries of $260,000, $156,000 and $104,000, respectively. Each employment agreement also provides for the grant of an annual bonus with such bonus, if any, to be determined by the Compensation Committee of the Board of Directors.

Principal Stockholders

      The following table sets forth as of September 24, 1999, the identity of each person known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock and the respective beneficial ownership of those persons.

                                     Amount and Nature
Name and Address                  of Beneficial Ownership      Percent of Class
of Beneficial Owner                  of Common Stock(1)        of Common Stock
-------------------                  ------------------        ---------------

Amrit K. Das(2)                            1,298,092                21.8%
22700 Savi Ranch Parkway
Yorba Linda, CA 92887

Santanu Das(3)                             1,325,784                22.1%
1043 Taylor Court
Anaheim Hills, CA 92808

Sormistha Das                                931,462                15.7%
1043 Taylor Court
Anaheim Hills, CA 92808

All directors and executive
officers as a group (7 persons)(4)         2,987,328                48.8%

---------------

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. Shares of Common Stock subject to options currently exercisable, or exercisable within 60 days after September 24, 1999, are deemed to be outstanding in calculating the percentage ownership of a person or group but are not deemed to be outstanding as to any other person or group.
(2) Includes 1,279,759 shares of Common Stock held by the A. and P. Das Living Trust and 18,333 shares of Common Stock underlying options which are exercisable as of September 24, 1999 or within 60 days after such date. Does not include 931,462 shares of Common Stock held by Mr. Das' daughter, Sormistha Das, or 1,325,784 shares of Common Stock beneficially held by Mr. Das' son, Santanu Das. Mr. Das disclaims beneficial ownership of the shares of Common Stock held by Sormistha Das and Santanu Das.
(3) Includes 48,334 shares of Common Stock underlying options which are exercisable as of September 24, 1999 or within 60 days after such date. Mr. Das is the son of Amrit Das, the Company's Chief Executive Officer.
(4) Includes 185,500 shares of Common Stock underlying options which are exercisable as of September 24, 1999 or within 60 days after such date.

Executive Compensation

      There is shown below information concerning the annual and long-term compensation for services in all capacities to the Company of the Company's Chief Executive Officer and the other executive officers of the Company whose aggregate cash compensation exceeded $100,000 (collectively, the "Named Executives") during the fiscal years ended March 31, 1999, 1998 and 1997.

                           SUMMARY COMPENSATION TABLE

                                                          Long-Term
                                                        Compensation
                               Annual Compensation         Awards
                          ----------------------------    -------
                                                         Securities
                                           Other Annual  Underlying  All Other
     Name and             Salary   Bonus  Compensation(1) Options   Compensation
Principal Position  Year    ($)     ($)        ($)          (#)         ($)
------------------  ----  -------  -----    ----------    -------    ---------
Amrit K. Das        1999  260,000   ---         ---        60,000    16,506(2)
 Chief Executive    1998  260,000   ---       66,071         ---     15,824(2)
 Officer            1997  249,200   ---       78,379       25,000    15,824(2)

Jyoti Chatterjee    1999  156,000   ---         ---        50,000     9,360(3)
 President and      1998  156,000   ---         ---        15,000     9,360(3)
 Chief Operating    1997  136,560   ---         ---        48,000     8,194(3)
 Officer

Wayne L. Blair      1999  125,000   ---         ---        30,000     2,019(3)
 Chief Financial    1998   60,096   ---         ---        40,000        ---
 Officer

Clara Young         1999  104,000   ---         ---        12,500      6,040(3)
 Vice President     1998  104,000   ---         ---         7,500      6,240(3)
 of Administration  1997   93,920   ---         ---        18,500      5,808(3)

(1) The costs of certain benefits are not included because they did not exceed, in the case of each Named Executive, the lesser of $50,000 or 10% of the total annual salary and bonus as reported above.
(2) Represents 401(k) contributions made by the Company as well as premiums paid by the Company pursuant to a split-dollar life insurance policy established by the Company for the benefit of Mr. Das in the amount of $7,006 in 1999 and $6,324 for each of 1998 and 1997.
(3) Represents 401(k) contributions made by the Company on behalf of the Named Executive.

Stock Option Grants in 1999

      The following table sets forth information concerning individual grants of stock options made pursuant to the Company's 1997 Stock Option Plan and 1998
Stock Option Plan during fiscal 1999 to each of the Named Executives. The Company has never granted any stock appreciation rights.

                        OPTION GRANTS IN LAST FISCAL YEAR


                                               Individual Grants
                             ---------------------------------------------------
                               Number of    Percent of
                               Securities     Total
                               Underlying    Options        Exercise
                                Options     Granted to      or Base
                                Granted    Employees in      Price    Expiration
             Name                 (#)       Fiscal Year      ($/Sh)      Date
             ----               -------     -----------      ------   ----------

Amrit K. Das. . . . . . . . .   60,000         15.8%          $3.30     12/06/08

Jyoti Chatterjee. . . . . . .   50,000         13.2%          $3.00     12/06/08

Wayne L. Blair. . . . . . . .   30,000          7.9%          $3.00     12/06/08

Clara Young. . . . . . . . .    12,500          3.3%          $3.00     12/06/08


Option Exercises and Fiscal Year-End Values

      Shown below is information with respect to the number of shares of the Company's Common Stock acquired upon exercise of options, the value realized therefor, the number of unexercised options at March 31, 1999 and the value of unexercised in-the-money options at March 31, 1999 for the Named Executives in the Summary Compensation Table above. The Named Executives did not hold any stock appreciation rights during fiscal 1999.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                                Number of
                                                Securities        Value of
                                                Underlying       Unexercised
                                                Unexercised     In-the-Money
                                                Options at       Options at
                                                  Fiscal           Fiscal
                     Shares                    Year-End (#)     Year-End ($)
                  Acquired on      Value       Exercisable/     Exercisable/
      Name        Exercise (#)  Realized ($)   Unexercisable    Unexercisable
      ----        ------------  ------------   -------------    -------------

Amrit K. Das......     ---           ---      16,667 / 68,333  93,750 / 351,375

Jyoti Chatterjee..     ---           ---      37,000 / 76,000  206,875 / 412,500

Wayne L. Blair....     ---           ---      13,333 / 56,667  76,667 / 314,583

Clara Young.......     ---           ---      14,833 / 23,667  82,813 / 128,750

                              INDEPENDENT AUDITORS

                                  (Proposal 2)

      The Board of Directors has selected the certified public accounting firm of KPMG LLP to audit and comment on the Company's consolidated financial statements for the fiscal year beginning April 1, 1999, and to conduct whatever audit functions are deemed necessary pursuant thereto. KPMG LLP audited the Company's 1999 consolidated financial statements included in the 1999 Annual Report to stockholders.

      It is anticipated that a representative of KPMG LLP will be present at the Annual Meeting and will be given the opportunity to make a statement, if desired, and to respond to appropriate questions, if any, concerning their engagement.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      The Company has no relationships or related transactions to report.

                                  OTHER MATTERS

      The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is the intention of the person named in the proxy to vote such proxy in accordance with his judgment on such matters.

                               FORM 10-KSB REPORT

      A copy of the Company's annual report to the Securities and Exchange Commission on Form 10-KSB is available without charge to stockholders and may be obtained by writing to Investor Relations Department, Research Engineers, Inc., 22700 Savi Ranch Parkway, Yorba Linda, California 92887.

                              STOCKHOLDER PROPOSALS

      Pursuant to Regulation 14a-8 of the Securities and Exchange Commission, proposals by stockholders which are intended for inclusion in the Company's proxy statement and proxy and to be presented at the Company's next annual meeting must be received by the Company by June 15, 2000, in order to be considered for inclusion in the Company's proxy materials. Such proposals shall be addressed to the Company's Secretary and may be included in next year's proxy materials if they comply with certain rules and regulations of the Securities and Exchange Commission governing stockholder proposals. For all other proposals by stockholders to be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than August 29, 2000. If a stockholder fails to so notify the Company of any such proposal prior to such date, management of the Company will be allowed to use their discretionary voting authority with respect to proxies held by management when the proposal is raised at the annual meeting (without any discussion of the matter in the Company's proxy statement).

                            RESEARCH ENGINEERS, INC.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned stockholder of Research Engineers, Inc. ("Company") hereby constitutes and appoints Amrit K. Das, with the power to appoint his substitution, as attorney and proxy, to appear, attend and vote all of the shares of common stock of the Company standing in the name of the undersigned on the record date at the 1999 Annual Meeting of Stockholders of the Company to be held at the Company's offices located at 22700 Savi Ranch Parkway, Yorba Linda, California 92887, on November 16, 1999, at 10:00 a.m. local time, and at any adjournments thereof, upon the following:

  1. To elect five directors as follows:

     [ ]  FOR all nominees listed below,     [ ]  WITHHOLD AUTHORITY to vote for
          except as marked to the contrary        all nominees listed below
          below

      (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list provided below.)

          Amrit K. Das, Jyoti Chatterjee, Dan W. Heil, Bruce E. Cummings, Santanu Das

   2. To consider and vote upon a proposal to approve the appointment of KPMG LLP, independent auditors, to audit the consolidated financial statements of the Company for the fiscal year beginning April 1, 1999.

      [ ]  FOR approval       [ ]  AGAINST approval         [ ]  ABSTAIN

   3. To vote in his discretion on such other business as may properly come before the meeting, or any adjournments thereof.


   THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS INDICATED AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER BUSINESS. ALL OTHER PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED IN CONNECTION WITH THE ACTIONS PROPOSED ON THE REVERSE ARE HEREBY EXPRESSLY REVOKED. THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED BY WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY, BY ISSUANCE OF A SUBSEQUENT PROXY OR BY VOTING AT THE ANNUAL MEETING IN PERSON.

   Please mark, date, sign and return this proxy promptly in the enclosed envelope. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                            DATED:
                                                   -----------------------------


                                                   -----------------------------
                                                   (Signature of Stockholder(s))


                                                   -----------------------------
                                                   (Print Name(s) Here)

                                              [ ]  PLEASE CHECK IF YOU ARE
                                                   PLANNING TO ATTEND THE ANNUAL
                                                   MEETING.